SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 16, 1996
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                1-3950                            38-0549190
                ------                            ----------
       (Commission File Number)        (IRS Employer Identification No.)


    The American Road, Dearborn,  Michigan                    48121
    --------------------------------------                    -----
   (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code 313-322-3000
                                                         ------------






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Item 5.  Other Events.
---------------------

     News release dated October 16, 1996, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation               Description                      Method of Filing
-----------               -----------                      ----------------

Exhibit 15          Letter of Coopers & Lybrand L.L.P.
                    Independent Public Accountants,
                    dated October 16, 1996 relating
                    to Financial Information              Filed with this Report

Exhibit 20          News release dated
                    October 16, 1996                      Filed with this Report

Exhibit 27.1        Financial Data Schedule -
                    Automotive Segment                    Filed with this Report

Exhibit 27.2        Financial Data Schedule -
                    Financial Services Segment            Filed with this Report

Exhibit 27.3        Financial Data Schedule -
                    Conglomerate Total                    Filed with this Report

Exhibit 99          Report of Coopers & Lybrand L.L.P.
                    Independent Public Accounts, dated
                    October 16, 1996, relating to
                    interim financial statements of
                    Ford Motor Company and Subsidiaries
                    for the three-month and nine-month
                    periods ended September 30, 1996.     Filed with this Report



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           ---------------------------
                                           (Registrant)


Date:  October 16, 1996                 By:/s/Peter Sherry, Jr.
                                           ---------------------------
                                           Peter Sherry, Jr.
                                           Assistant Secretary





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                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                    DESCRIPTION                               PAGE
-----------                    -----------                               ----
Exhibit 15          Letter of Coopers & Lybrand L.L.P. Independent
                    Public Accountants, dated October 16,
                    1996 relating to Financial Information

Exhibit 20          News release dated October 16, 1996

Exhibit 27.1        Financial Data Schedule - Automotive Segment

Exhibit 27.2        Financial Data Schedule - Financial Services Segment

Exhibit 27.3        Financial Data Schedule - Conglomerate Total

Exhibit 99 Report of Coopers & Lybrand L.L.P. Independent Public Accounts, dated October 16, 1996, relating to interim financial statements of Ford Motor Company and Subsidiaries for the three-month and nine-month periods ended September 30, 1996.


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